UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22657

PSG Capital Management Trust

(Exact Name of Registrant as Specified in Charter)

8161 Maple Lawn Boulevard, Suite 400

Maple Lawn, MD 20759

(Address of Principal Executive Offices)(Zip Code)

Paracorp Incorporated

2140 S. Dupont Highway

Camden, DE 19934

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, Suite 1700

 Columbus, OH 43215

Registrant’s Telephone Number, including Area Code:  (301) 543-6000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PSG TACTICAL GROWTH FUND

ANNUAL REPORT

March 31, 2017

PSG TACTICAL GROWTH FUND

MANAGER COMMENTARY

MARCH 31, 2017 (UNAUDITED)

Dear Shareholder:

As of the fiscal year ended, March 31, 2017, the PSG Tactical Growth Fund (the “Fund”) achieved a positive over the past 12 months of 6.98%.   The Fund outperformed its benchmark, the HFRX Absolute Return Index (the “Index”), which had a positive return of 1.54% annualized during the period.

In prior communications, we have highlighted that our investment approach is contrarian which may lead us to invest in out of favor sectors.  At times, we will be incorrect.  During 2014 and 2015, we invested in the energy and commodity related sectors after witnessing a more than 50% decline in the price of oil.  These investments declined as energy prices reentered a bear market beginning in mid-2015 and continuing until early 2016.  The Fund’s net asset value declined as well during this period.

Taking advantage of unpopular sectors has been a more successful endeavor over the past 12 months.  The Fund’s investments in several financial services companies including Bank of America, Citigroup and Leucadia rose materially over the past year.  When we initially purchased the shares, we believed that the downside risk was limited as all were valued at significantly less than tangible book value.  In addition, the financial health of these companies was vastly improved since the financial crisis and management teams appeared more conservative in making loans and taking risks. The US presidential election proved the catalyst for others to recognize the underlying value in these companies.  The new administration campaigned on less regulation and lower taxes.  Financial services companies stand to benefit the most from these changes in policy.

Another area that positively impacted the fund was its exposure to emerging market equities.  This was another out of favor asset class during 2016.  Prices were well below all-time highs and valuations were much cheaper than the US stock market.  We began tip-toeing into emerging market equities during the second quarter of 2016.  Fears about BREXIT last June sent shockwaves through the market and we used this as an opportunity to increase the weighting to over 10% of fund assets.  Year to date, emerging markets are handily out performing US stocks.  Commodity prices have rebounded, China has stabilized and earnings have turned positive.  Demographics and structural changes point to much higher economic growth for many emerging market countries versus more developed ones like the US, Europe and Japan.  We believe that emerging market equities are in the early innings of a bull market.

Lastly, what we deem as “high income investments” helped the performance of the Fund.  In early 2016, investors were worried about a US recession.  Later in the year interest rates increased.  Both events led to sell-offs in these “high income investments”; namely, preferred stocks and closed-end mutual funds.  These two asset classes may at times be illiquid.  When individual investors sell in mass, prices usually move well below fair value.  This happened last year and we added to existing positions and established new positions.  In the high yield closed-end fund space, we bought several investments at double digit discounts to underlying net asset value and secured yields more than 10%.  Since purchase, both the preferred stocks and closed end funds’ prices have recovered.

PSG TACTICAL GROWTH FUND

MANAGER COMMENTARY (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

Negatively impacting the fund during the fiscal year were our hedging strategies especially those to protect against losses in small cap stocks.  For most of the year, the hedges provided a cushion against volatility.  However, this was another asset class that responded favorably to the US Presidential election.  Small cap stocks rose almost parabolically during November and December of last year.   Our belief the dramatic move higher in prices is irrational and one of unfounded optimism.  Small cap stocks are very expensive asset class based on historical valuations.

We will continue to look for opportunities while following a disciplined approach to selling those assets that are no longer attractive given the Fund’s objective and strategy.  We also will use cash and other hedging strategies as needed to help protect against losses.  Thank you for your investment in PSG Tactical Growth Fund.

Sincerely,

Jonathan Giordani

Portfolio Manager

PSG TACTICAL GROWTH FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

  AVERAGE ANNUALIZED TOTAL RETURNS AS OF 03/31/2017

	1 Year	Since Inception *	Ending Value
PSG Tactical Growth Fund	6.98%	-0.02%	$ 9,990
HFRX Absolute Return Index	1.54%	1.78%	$ 10,908

* Date of commencement of investment operations (May 1, 2012).

This chart assumes an initial investment of $10,000 made on 5/1/2012 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (855)-866-9825.

PSG TACTICAL GROWTH FUND

GRAPHICAL ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund.  The classifications below are represented as a percentage of the schedule of investments.

Technology
5.58%
Basic Materials
2.08%
Closed End Mutual Funds
10.08%
Communication Services
0.84%
Consumer Cyclical
3.63%
Consumer Defensive
3.86%
Corporate Bonds
2.42%
Energy
5.38%
Exchange Traded Funds
17.61%
Exchange Traded Note
1.78%
Financial Services
10.62%
Healthcare
5.51%
Industrials
1.61%
Money Market Fund
19.01%
Preferred Stocks
7.91%
Real Estate Investment Trusts
2.08%

Per the fee table in the August 1, 2016 prospectus, the Fund’s total annual operating expense ratio was 2.52%.

Categorizations above are made using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes securities sold short and written options.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

Shares/Principal		Value

COMMON STOCKS - 42.12%

Cable & Other Pay Television Services - 2.55%
8,873	Twenty-First Century Fox, Inc. Class B	$ 281,984
4,385	SoftBank Corp. ADR	155,711
		437,695
Computer Communications Equipment - 1.04%
5,258	Cisco Systems, Inc.	177,720

Crude Petroleum & Natural Gas - 0.72%
119	California Resources Corp. *	1,790
2,413	Total SA ADR	121,663
		123,453
Electronic & Other Electrical Equipment (No Computer Equipment) - 1.74%
10,007	General Electric Co. (a)	298,209

Electronic Computers - 1.73%
2,062	Apple, Inc. (b)	296,227

Fire, Marine & Casualty Insurance - 6.15%
529	Alleghany Corp. *	325,155
5,698	American International Group, Inc. (a)	355,726
401	Fairfax Financial Holdings Ltd. (Canada) (a)	182,980
4,087	Loews Corp. (a)	191,149
		1,055,010
Food & Kindred Products - 2.19%
8,743	Mondelez International, Inc.	376,648

Gold & Silver Ores - 1.50%
15,906	First Majestic Silver Corp. *	129,157
7,333	Pan American Silver Corp.	128,474
		257,631
Insurance Agents, Brokers & Services - 1.66%
292	Markel Corp. *	284,951

Meat Packing Plants - 1.96%
12,951	Leucadia National Corp.	336,726

Motor Vehicles & Passenger Car Bodies - 1.39%
6,724	General Motor Co. (a)	237,761

* Represents non-income producing security.

ADR - American Depositary Receipt

(a) All or a portion of this security is held as collateral for securities sold short. Total value of collateral for securities sold short is $2,607,082.

(b) Subject to written option contracts.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares/Principal		Value

National Commercial Banks - 1.93%
7,091	Bank of America Corp. (a)	$ 167,277
2,746	Citigroup, Inc.	164,266
		331,543
Petroleum Refining - 5.07%
9,497	BP Plc. ADR	327,836
16,706	PBF Energy, Inc.	370,372
2,176	Phillips 66	172,383
		870,591
Pharmaceutical Preparations - 3.65%
1,386	Allergan Plc. (Ireland) (a)	331,143
10,520	Depomed, Inc. *	132,026
4,201	Mylan N.V. (United Kingdom) *	163,797
		626,966
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 0.74%
1,991	The Dow Chemical Co. (a)	126,508

Retail-Auto Dealers & Gasoline Stations - 0.88%
2,566	CarMax, Inc. (a) (b) *	151,959

Semiconductors & Related Devices - 0.42%
700	NXP Semiconductors N.V. (Netherlands) *	72,450

Services-Business Services, Nec - 1.70%
730	Alliance Data Systems Corp.	181,770
5,377	The Western Union Co. (a)	109,422
		291,192
Services-Computer Processing & Data Preparation - 1.85%
8,067	Sohu.com, Inc. (China) *	317,275

Services-Computer Programming, Data Processing, Etc. - 0.97%
11,183	Twitter, Inc. *	167,186

Services-Miscellaneous Health & Allied Services - 0.99%
2,502	DaVita, Inc. *	170,061

Surgical & Medical Instruments & Apparatus - 1.29%
4,284	Baxter International, Inc.	222,168

TOTAL COMMON STOCKS (Cost $6,110,228) - 42.12%		7,229,930

* Represents non-income producing security.

ADR - American Depositary Receipt

(a) All or a portion of this security is held as collateral for securities sold short. Total value of collateral for securities sold short is $2,607,082.

(b) Subject to written option contracts.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares/Principal		Value

CLOSED-END MUTUAL FUNDS - 10.86%
12,579	AllianceBernstein Global High Income Fund	$ 158,244
9,921	Avenue Income Credit Strategies (a)	138,497
12,264	BlackRock Corporate High Yield Fund, Inc.	133,923
10,222	BlackRock Multi-Sector Income	176,943
16,640	Eaton Vance Limited Duration Income Fund	230,131
7,885	John Hancock Preferred Income Fund II	166,374
19,712	Nuveen Preferred Income Opportunities Fund	193,375
11,612	PIMCO Dynamic Credit and Mortgage Fund, Inc.	248,961
5,555	PIMCO Dynamic Income Fund	160,262
25,560	PIMCO Income Strategy Fund II	256,878
TOTAL CLOSED-END MUTUAL FUNDS (Cost $1,722,065) - 10.86%		1,863,588

CORPORATE BONDS - 2.61%

Bituminous Coal & Lignite Surface Mining - 0.72%
125,000	Consol Energy, Inc. 5.875%, 04/15/22	$ 123,594

Crude Petroleum & Natural Gas - 0.43%
70,000	Chesapeake Energy Corp. 8.00%, 12/15/22	73,325

Radio Broadcasting Stations - 0.47%
50,000	iHeart Communications, Inc. 9.00%, 03/01/21	38,000
50,000	iHeart Communications, Inc. 9.00%, 12/15/19	42,775
		80,775
Sovereigns - 0.99%
3,100,000	Mex Bonos Desarr Fix Rt 8.50%, 12/13/18	170,284

TOTAL CORPORATE BONDS (Cost $493,997) - 2.61%		447,978

EXCHANGE TRADED FUNDS - 18.96%
26,319	Alerian MLP ETF	334,514
2,625	iShares Barclays 20+ Year Treasury Bond	316,864
1,546	iShares MSCI Brazil Capped	57,913
14,412	iShares MSCI Emerging Markets	567,689
3,417	iShares MSCI Emerging Markets Small-Cap	157,763
5,989	iShares MSCI Frontier 100	166,135
5,317	iShares MSCI India	167,406
3,329	iShares MSCI Mexico Capped	170,345
2,630	iShares MSCI South Korea Capped	162,718

(a) All or a portion of this security is held as collateral for securities sold short. Total value of collateral for securities sold short is $2,607,082.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares/Principal		Value

EXCHANGE TRADED FUNDS - (Continued)
9,824	iShares Silver Trust *	$ 169,464
34,102	ProShares UltraShort S&P 500 *	458,672
4,419	SPDR Gold Shares (a) *	524,624
TOTAL EXCHANGE TRADED FUNDS (Cost $3,143,207) - 18.96%		3,254,107

EXCHANGE TRADED NOTE - 1.91%
10,166	JPMorgan Alerian MLP ETN	328,362
TOTAL EXCHANGE TRADED NOTE (Cost $348,502) - 1.91%		328,362

PREFERRED STOCKS - 8.51%

Electric Services - 0.30%
1,980	PPL Capital Funding, Inc., Series B, 5.90%, 4/30/73	51,856

Life Insurance - 0.50%
3,340	Aegon N.V., 6.375%, 6/2/17	85,203

National Commercial Banks - 1.52%
1,764	BB&T Corp., 5.20%, 6/01/18	43,994
4,338	First Horizon National Corp. Series A, 6.20%, 4/10/18	109,933
2,943	Wells Fargo & Co. PFD, Series J, 8.00%, 12/15/17	77,224
1,050	Zions Bancorp PFD, Series G, 6.30%, 3/15/23	29,358
		260,509
Pharmaceutical Preparations - 0.66%
196	Teva Pharmaceutical Industries, Ltd. 7.00%, 12/15/18	113,092

Real Estate Investment Trusts - 5.53%
8,322	AGNC Investment Corp., 7.75%, 5/8/19	216,289
3,000	Annaly Capital Management, Inc., 7.625%, 8/27/17	75,510
3,315	Colony NorthStar, Inc. Series D, 8.50%, 4/10/18	85,550
22,292	Vereit, Inc., Series F, 6.70%, 1/3/19	572,904
		950,253

TOTAL PREFERRED STOCKS (Cost $1,412,318) - 8.51%		1,460,913

REAL ESTATE INVESTMENT TRUSTS - 2.23%
4,410	American Capital Agency Corp.	87,715
1,424	American Tower Corp.	173,073
7,094	Annaly Capital Management, Inc.	78,814
5,150	Vereit, Inc.	43,723
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $302,722) - 2.23%		383,325

* Represents non-income producing security.

(a) All or a portion of this security is held as collateral for securities sold short. Total value of collateral for securities sold short is $2,607,082.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares/Principal		Value

MONEY MARKET FUND - 20.47%
3,514,167	Fidelity Institutional Treasury Only Money Market Class I 0.61% **	$ 3,514,167
TOTAL MONEY MARKET FUND (Cost $3,514,167) - 20.47%		3,514,167

TOTAL INVESTMENTS IN SECURITIES (Cost $17,047,206) - 107.67%		$ 18,482,370

LIABILITIES IN EXCESS OF OTHER ASSETS - (7.67)%		(1,316,236)

NET ASSETS - 100.00%		$ 17,166,134

As of March 31, 2017, the diversification of countries was as follows:
Country	Percentage of Net Assets

Canada	1.07%
China	1.85%
Ireland	1.93%
United Kingdom	0.95%
United States	101.87%
107.67%

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2017.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF OPTIONS WRITTEN

MARCH 31, 2017

CALL OPTIONS WRITTEN *

Underlying Security
Contracts	Expiration Date/Exercise Price	Value

Apple, Inc.
8	April 2017 Call @ $135.00	$ 7,272

CarMax, Inc.
12	April 2017 Call @ $70.00	120

	Total Call Options Written (Premiums Received $5,423)	$ 7,392

* Represents non-income producing security.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2017

Shares		Value

COMMON STOCKS *

Crude Petroleum & Natural Gas
455	Pioneer Natural Resources Co.	$ 84,735

Motor Vehicles & Passenger Car Bodies
500	Tesla Motors, Inc.	139,150

Services-Business Services
1,027	Athenahealth, Inc.	115,733

Services-Prepackaged Software
10,649	Changyou.com Ltd. (China)	298,598

Telegraph & Other Message Communications
1,000	j2 Global, Inc.	83,910

TOTAL COMMON STOCKS (Proceeds $655,615)		722,126

EXCHANGE TRADED FUNDS *
6,332	iShares Russell 2000 Index	870,523
3,139	PowerShares QQQ	415,541
3,222	SPDR S&P 500	759,554
TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,646,245)		2,045,618

TOTAL SECURITIES SOLD SHORT (Proceeds $2,301,860)		$ 2,767,744

* Represents non-income producing security.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

Assets:
Investments in Securities, at Value (Cost $17,047,206)	$ 18,482,370
Cash	2,991
Deposit with Broker for Securities Sold Short and Options Written	1,975,391
Receivables:
Dividends and Interest	40,440
Prepaid Expenses	11,948
Total Assets	20,513,140
Liabilities:
Options Written, at Value (Premium Received $5,423)	7,392
Securities Sold Short, at Value (Proceeds $2,301,860)	2,767,744
Payables:
Dividend and Interest Expense	1,344
Advisory Fees (Note 4)	18,619
Trustee Fees	889
Accrued Expenses	21,545
Portfolio Securities Purchased	500,215
Shareholder Redemptions	29,258
Total Liabilities	3,347,006
Net Assets	$ 17,166,134

Net Assets Consist of:
Paid In Capital	$ 18,188,017
Undistributed Net Investment Income	58,499
Accumulated Net Realized Loss on Investments, Options Written and Securities Sold Short	(2,047,693)
Net Unrealized Appreciation in Value of Investments, Options Written and Securities Sold Short	967,311
Net Assets	$ 17,166,134

Shares Outstanding (Unlimited shares authorized with no par value)	1,768,504

Net Asset Value, Offering and Redemption Price Per Share	$ 9.71

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

STATEMENT OF OPERATIONS

       FOR THE YEAR ENDED MARCH 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $1,569)	$ 527,420
Interest	36,917
Total Investment Income	564,337

Expenses:
Advisory Fees (Note 4)	204,448
Transfer Agent & Accounting Fees	32,129
Distribution (12b-1) Fees (Note 4)	9,593
Registration Fees	6,656
Audit Fees	15,793
Insurance Fees	7,960
Miscellaneous Fees	5,471
Custodial Fees	5,588
Legal Fees	14,743
Trustee Fees (Note 4)	7,978
Printing and Mailing	904
Interest Expense	51,784
Dividend Expense	42,558
Total Expenses	405,605

Net Investment Income	158,732

Net Realized Gain/(Loss) on:
Investments in Securities	180,907
Capital Gains from Underlying Investment Companies	3,513
Options Written	53,615
Securities Sold Short	(151,587)
Net Realized Gain	86,448

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities	1,253,275
Options Written	(17,831)
Securities Sold Short	(359,667)
Net Change in Unrealized Appreciation	875,777

Net Realized and Unrealized Gain on Investments	962,225

Net Increase in Net Assets Resulting from Operations	$ 1,120,957

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2017	3/31/2016
Increase/(Decrease) in Net Assets From Operations:
Net Investment Income	$ 158,732	$ 147,189
Net Realized Gain (Loss)	86,448	(1,981,505)
Net Change in Unrealized Appreciation/(Depreciation)	875,777	(1,257,396)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,120,957	(3,091,712)

Distributions to Shareholders From:
Net Investment Income	(95,381)	(150,272)
Total Distributions	(95,381)	(150,272)

Capital Share Transactions (Note 5)	(364,384)	(4,583,185)

Total Increase (Decrease) in Net Assets	661,192	(7,825,169)

Net Assets:
Beginning of Year	16,504,942	24,330,111

End of Year (including undistributed/distributions in excess of net investment income of $58,499 and $(4,852), respectively).	$17,166,134	$16,504,942

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended				Period Ended (a)
	3/31/2017	3/31/2016	3/31/2015	3/31/2014	3/31/2013

Net Asset Value, at Beginning of Period	$ 9.13	$ 10.74	$ 11.00	$ 10.22	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.09	0.07	0.06	0.12	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.55	(1.60)	(0.18)	0.66	0.27
Total from Investment Operations	0.64	(1.53)	(0.12)	0.78	0.22

Distributions from:
Net Investment Income	(0.06)	(0.08)	(0.14)	-	-
Net Realized Gains	-	-	-	-	-
Total Distributions	(0.06)	(0.08)	(0.14)	-	-

Redemption Fees	-	-	-	-	- †

Net Asset Value, at End of Period	$ 9.71	$ 9.13	$ 10.74	$ 11.00	$ 10.22

Total Return **	6.98%	(14.24)%	(1.02)%	7.63%	2.20% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 17,166	$ 16,505	$ 24,330	$ 21,176	$ 16,900
Before Waiver/Recoupment
Ratio of Expenses to Average Net Assets (d)	2.48%	2.31%	2.17%	2.46%	2.28% (c)
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short (d)	1.90%	2.00%	1.84%	1.95%	2.14% (c)
Ratio of Dividend Expense and Interest Expense on Securities Sold Short to Average Net Assets (d)	0.58%	0.31%	0.33%	0.51%	0.14% (c)
Ratio of Net Investment Income (Loss) to Average Net Assets (d) (e)	0.97%	0.75%	0.57%	1.22%	(0.74)% (c)
After Waiver/Recoupment
Ratio of Expenses to Average Net Assets (d)	2.48%	2.31%	2.20%	2.51%	2.14% (c)
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short (d)	1.90%	2.00%	1.87%	2.00%	2.00% (c)
Ratio of Net Investment Income (Loss) to Average Net Assets (d) (e)	0.97%	0.75%	0.54%	1.17%	(0.60)% (c)
Portfolio Turnover	120.31%	114.96%	93.36%	52.58%	41.58% (b)

(a) For the period May 1, 2012 (commencement of investment operations) through March 31, 2013.

(b) Not Annualized

(c) Annualized

(d) Does not include expenses of the underlying investment companies in which the Fund invests.

(e) Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

† Amount calculated is less than $0.005.

 The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

NOTE 1. ORGANIZATION

The PSG Capital Management Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, and organized on December 21, 2011, as a Delaware statutory trust.  The Trust currently consists of one series of units of beneficial interest (“shares”), the PSG Tactical Growth Fund (the “Fund”).  The Fund commenced investment operations on May 1, 2012.  The Board of Trustees may classify and reclassify the shares of the Fund into one or more classes of shares at a future date. The Fund is a non-diversified fund. The investment advisor to the Fund is PSG Investment Advisors, LLC (the "Advisor").

The Fund seeks total return from income and capital appreciation with an emphasis on absolute return.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

CASH: The Fund maintains its cash in an account at its custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits. A portion of cash is segregated as collateral for securities sold short and is included in "Deposit with Broker for Securities Sold Short and Options Written" on the Statement of Assets and Liabilities.

SECURITY VALUATION: The Fund’s securities are valued at current market prices.  Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are generally valued by the pricing service at the last quoted sale price on the exchange on which the securities are traded as of the close of business on the day the securities are being valued. Lacking any sales, investments are generally valued by the pricing service at their last bid price.  Securities for which market values are not readily available, or for which the Advisor believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, or when there is a particular event that may affect the value of a security), such securities are valued as determined in good faith by the Advisor at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate oversight of the Board of Trustees.  Short-term fixed income securities with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost.

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MARCH 31, 2017

For options and futures contracts, under normal circumstances, closing bid and ask option quotations are considered to be reflective of the option contract values as of the close of the regular session of trading on the New York Stock Exchange (the “stock market close”), and will be used to determine fair value of the contracts.  Options and futures contracts listed for trading on a securities exchange (whether domestic or foreign and, for purposes of these procedures, including the NASDAQ) or board of trade for which market quotations are readily available shall be valued:

(i)

at the last quoted sales price or, in the absence of a sale

(ii)

at the mean of the last bid and asked prices.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHARE VALUATION:  The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

SECURITY TRANSACTIONS: Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non cash dividend income is recorded at the fair market value of securities received. Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a

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short position. Such amounts are recorded on the ex-dividend date as a dividend or interest expense.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded, related to uncertain tax positions taken in open tax years (2014 - 2016) or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2017, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.  Distributions to shareholders are determined in accordance with income tax regulations. The treatment for financial reporting purposes of distributions made to shareholders during the year

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MARCH 31, 2017

from net investment income or net realized capital gains may differ from their ultimate treatment for Federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for Federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

NOTE 3. SECURITY VALUATIONS

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs, including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2017:

Investments in Securities	Level 1	Level 2	Level 3	Total
(Assets)
Common Stocks	$ 7,229,930	$ -	$ -	$ 7,229,930
Closed-End Mutual Funds	1,863,588	-	-	1,863,588
Corporate Bonds	-	447,978	-	447,978
Exchange Traded Funds	3,254,107	-	-	3,254,107
Exchange Traded Note	328,362	-	-	328,362
Preferred Stocks	1,460,913	-	-	1,460,913
Real Estate Investment Trusts	383,325	-	-	383,325
Money Market Fund	3,514,167	-	-	3,514,167
Total	$ 18,034,392	$447,978	$ -	$18,482,370

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MARCH 31, 2017

Investments in Securities Sold Short and Options Written	Level 1	Level 2	Level 3	Total
(Liabilities)
Common Stocks	$ (722,126)	$ -	$ -	$ (722,126)
Exchange Traded Funds	(2,045,618)	-	-	(2,045,618)
Call Options Written	(7,392)	-	-	(7,392)
Total	$ (2,775,136)	$ -	$ -	$ (2,775,136)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets or liabilities during the year ended March 31, 2017. There were no transfers into or out of Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The following table presents the Fund’s assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of March 31, 2017.

Liabilities:		Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities (1)	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount
Options Written	$ 7,392	$ 7,392 (2)	$ -	$ -
Securities Sold Short	2,767,744	2,607,082	160,662 (2)	-
Total	$ 2,775,136	$ 2,614,474	$ 160,662	$ -

(1) Written options and Securities Sold Short at value as presented in the Schedule of Investments

(2) The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledge.

NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR: The Advisor serves as investment advisor to the Fund pursuant to a management agreement with the Trust (the “Agreement”).  Subject to the authority of the Board, the Advisor is responsible for management of the Fund's investment portfolio.  The Advisor is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement. For the year ended March 31, 2017, the Fund incurred advisory fees of $204,448.  As of March 31, 2017, the Fund owed the Advisor $18,619, an amount which consisted of accrued but unpaid investment advisory fees.

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MARCH 31, 2017

The Advisor has contractually agreed to waive management fees and/or reimburse expenses to limit Fund expenses, until July 31, 2017, so that the total annual operating expenses (exclusive of any taxes, borrowing costs (such as interest and dividend expenses on securities sold short), brokerage fees and commissions, indirect expenses such as acquired fund fees and expenses, or extraordinary expenses such as litigation or expenses in connection with a merger or reorganization) of the Fund do not exceed 2.00% of average daily net assets.  These fee waivers and expense reimbursements are subject to possible recoupment to disclose amounts and when they expire from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  This agreement may be terminated only by the Board of Trustees, on 60 days written notice to the Advisor.  As of March 31, 2017, there were not fee waivers or expense reimbursements that could potentially be recouped in future periods.

UNDERWRITER FEES: Arbor Court Capital, LLC (the "Underwriter") acts as the Fund's principal underwriter in a continuous offering of the Fund's shares. The Underwriter is an affiliate of Mutual Shareholder Services (“MSS”). For the year ended March 31, 2017, the Fund paid $7,600 to the Underwriter for distribution fees pursuant to the Rule 12b-1 Plan described below.

TRUSTEE FEES: The Fund pays a total annual fee of $4,000 to each Trustee who is not affiliated with the Trust or Advisor. Representatives of the Advisor serve as interested trustees and officers of the Trust, and they are not paid by the Trust or the Fund for these efforts.

DISTRIBUTION FEES: The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows it to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  The maximum level of distribution expenses is 0.25% per year of the Fund’s average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

The Plan has been approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees. For the year ended March 31, 2017, the Fund incurred distribution fees of $9,593.

NOTE 5. BENEFICIAL INTEREST TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of beneficial interest.

Transactions in shares of beneficial interest were as follows:

	For the Year Ended March 31, 2017		For the Year Ended March 31, 2016
	Shares	Capital	Shares	Capital
Shares sold	387,061	$ 3,637,946	998,111	$ 9,334,066
Shares reinvested	8,813	82,489	14,410	132,860
Shares redeemed	(435,833)	(4,084,819)	(1,468,599)	(14,050,111)
Net Decrease	(39,959)	$ (364,384)	(456,078)	$(4,583,185)

NOTE 6. OPTIONS

Transactions in written options during the year ended March 31, 2017, were as follows:

	Number of Contracts	Premiums Received

Options outstanding at March 31, 2016	191	$ 31,337
Options written	262	42,537
Options exercised	(65)	(10,697)
Options expired	(294)	(42,344)
Options terminated in closing purchase transaction	(74)	(15,410)
Options outstanding at March 31, 2017	20	$ 5,423

All derivatives held during the year contained equity risk exposure. The location on the Statement of Assets and Liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Financial Investment Type	Location	Value

Options Written	Options Written, at Value	$ 7,392

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2017, by the Fund are recorded in the following locations in the Statement of Operations:

Financial Investment Type	Location	Realized Gain/(Loss)	Location	Unrealized Loss
Options Purchased	Net Realized Gain on Investments in Securities	$(183,771)	Net Change in Unrealized Appreciation on Investments in Securities	$ -
Options Written	Net Realized Gain on Options Written	$ 53,615	Net Change in Unrealized Depreciation on Options Written	$(17,831)

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The options outstanding as of March 31, 2017, as disclosed in the Schedule of Options Written, and the amounts of realized and changes in unrealized gains and losses on the options during the year, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity.

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2017, purchases and sales of investment securities other than U.S. Government Obligations, short-term investments, options, and securities sold short aggregated $19,177,833 and $18,013,801, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

NOTE 9. TAX MATTERS

At March 31, 2017, the cost of investments for federal income tax purposes was $14,733,634 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$ 1,838,361
Unrealized depreciation	(864,761)
Net unrealized appreciation	$ 973,600

On December 22, 2016, the Fund declared an income distribution of $0.05564 per share.  The distribution was paid on December 22, 2016 to shareholders of record on December 21, 2016.  The tax character of the $95,381 paid was ordinary income.

On December 22, 2015, the Fund declared an income distribution of $0.08155 per share.  The distribution was paid on December 22, 2015 to shareholders of record on December 21, 2015.  The tax character of the $150,272 paid was ordinary income.

As of March 31, 2017 the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	$ (2,048,715)
Net Unrealized Appreciation of Investments	973,600
Undistributed Net Investment Income	53,232
Total	$ (1,021,883)

The difference between book and tax basis unrealized appreciation is attributable primarily due to income/loss flow through from grantor trusts.  The Fund has a capital loss carryforward of $2,048,715, of which $1,799,053 is short-term in nature and $249,662 is long-term in nature, and has no expiration.

NOTE 10. CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2017, National Financial Services, LLC, in omnibus accounts, in aggregate, was the owner of record of approximately 57.32% of the Fund and may be deemed to control the Fund by virtue of its authority over Fund shares. As of March 31, 2017, Ameritrade, Inc., in omnibus accounts, in aggregate, was the owner of record of approximately 42.19% of the Fund and may be deemed to control the Fund by virtue of its authority over Fund shares.

NOTE 11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions,

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017.  Management is currently evaluating the impact the amendments will have on the Fund’s financial statements and related disclosures.

NOTE 12. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of PSG Capital Management Trust

and the Shareholders of PSG Tactical Growth Fund

We have audited the accompanying statement of assets and liabilities of PSG Tactical Growth Fund, a series of shares of beneficial interest of PSG Capital Management Trust (the “Fund”), including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from May 1, 2012 (commencement of operations) through March 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PSG Tactical Growth Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period from May 1, 2012 through March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 25, 2017

PSG TACTICAL GROWTH FUND

EXPENSE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

Expense Example

As a shareholder of the PSG Tactical Growth Fund (the "Fund"), you incur ongoing costs which typically consist of management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2016	March 31, 2017	October 1, 2016 to March 31, 2017

Actual	$1,000.00	$1,042.45	$9.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.74	$9.26

* Expenses are equal to the Fund's annualized expense ratio of 1.84%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PSG TACTICAL GROWTH FUND

TRUSTEES & OFFICERS

MARCH 31, 2017 (UNAUDITED)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Robert H. Carson** 1965	Trustee and President since December 2011, indefinite term	Managing Partner, Planning Solutions Group, LLC (9/01-present); Managing Partner, PSG Companies, LLC (11/10-present); Managing Partner, PSG Family Office, LLC (11/10-present); President and CEO, PSG Investment Advisors, LLC (12/11-present)	1	none
Jonathan V. Giordani** 1974	Trustee and Treasurer since March 2012, indefinite term	Chief Investment Officer, Planning Solutions Group, LLC (12/05-present); Chief Investment Officer, PSG Investment Advisors, LLC (12/11-present)	1	none
Lauren G. Gretchen 1973	Chief Compliance Officer and Secretary since December 2011, indefinite term	CCO, PSG, LLC (3/11-present); Chief Compliance Officer, PSG Investment Advisors, LLC (12/11-present)	n/a	n/a

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Meredith M. Haussler 1964	Trustee since March 2012, indefinite term	Accountant, Haussler & Associates, LLC (1/01-present)	1	none
Paul R. Lucas 1969	Trustee since March 2012, indefinite term	Physician – Vascular Surgeon (7/02-present)	1	none

* The term "Fund Complex" refers to the PSG Capital Management Trust.

** Mr. Carson and Mr. Giordani are each an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with the Fund's Advisor.

Statement of Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free at 1-855-866-9825 to request a copy of the SAI or to make shareholder inquiries.

PSG TACTICAL GROWTH FUND

ADDITIONAL INFORMATION

MARCH 31, 2017 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-866-9825, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-866-9825 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Advisory Agreement Renewal – In connection with a regular meeting of the Board of Trustees (the “Board” or the “Trustees”) of the PSG Capital Management Trust (the “Trust”) held on February 28, 2017, the Trustees considered the renewal of the investment advisory agreement between PSG Investment Advisors, LLC (the “Advisor”) and the Trust (the “Management Agreement”), with respect to the PSG Tactical Growth Fund (the “Fund”).  In connection with their consideration of the renewal of the Management Agreement, the Trustees received materials from the Advisor specifically relating to the Management Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement.

Nature, Extent, and Quality of Services. The Trustees reviewed the organizational structure of the Advisor and the key personnel responsible for servicing the Fund and noted that there had been no changes to the investment team.  The Trustees noted the Advisor CCO continues to enhance her compliance acumen to the benefit of the Fund, and has established a tone at the top for a culture of compliance.  The Trustees agreed that the skilled portfolio manager has shown dedication to the strategy, and remained committed to the strategy to the benefit of shareholders despite the impact of adverse market conditions in prior years.  After further consideration of the services provided by the Advisor, in addition to the Trustees’ positive experience with the Advisor since the Fund’s inception, the Trustees concluded that the Advisor is expected to continue to provide quality service to the Fund.

PSG TACTICAL GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

Performance.  The Trustees noted the Fund returned 2.99% for the one year period, outperforming its peer group and Lipper Absolute Return Mixed Equity Category averages, and in line with HFRX Absolute Return Index (“HFRX”).  They acknowledged that the Fund underperformed its benchmarks for the since inception period, but agreed that the Advisor has been able to nimbly respond to market changes to the benefit of Fund shareholders, delivering improved returns in recent periods.  The Trustees acknowledged that the Advisor has been able to “right the ship” in recent periods.  They noted that as of March 24, 2017, the Fund outperformed the index with returns of 3.49% versus 0.30% for the year to date period and 11% versus 0.55% for the rolling twelve month period.  The Trustees concluded that the Fund’s performance was acceptable.

Fees and Expenses.  The Trustees noted the Advisor charges an annual advisory fee of 1.25%, which was lower than the peer group average, and within the range of the funds in the Lipper category.  They acknowledged that although the Fund’s net expense ratio is higher than its benchmark averages, it is well within the high low ranges.  They noted that a representative of the Advisor explained that the higher total expenses is attributable to the unique nature of the Fund’s strategy; particularly in the use of shorts which is not a strategy utilized by many peer funds.  After further discussion, and in consideration of the additional time and resources necessary to execute the Fund’s strategy, the Board concluded that the management fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Advisor.  They noted the Advisor realized a profit in connection with its relationship with the Fund during the previous year.  The Trustees considered that the Advisor continues to waive a portion of its fees.  They considered that the amount of profit in terms of actual dollars was relatively minimal in light of the skill, expertise and time necessary to manage a mutual fund.  After further discussion, the Trustees concluded the Advisor’s profitability was not excessive.

Economies of Scale.  The Trustees considered whether economies of scale had been realized with respect to the management of the Fund.  They noted that the Fund had not yet reached scalable asset levels  They further noted the Advisor’s projected asset level for the Fund and the Advisor’s representation that it would consider breakpoints in the future as the Fund’s assets grow.  After discussion, it was the consensus of the Trustees that based on the current size of the Fund, breakpoints were not appropriate at this time.  The Trustees agreed to continue to monitor and revisit the matter as the Fund continues to grow.

Conclusion.  Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure is reasonable and that renewal  of the Management Agreement is in the best interests of the Trust and shareholders of the Fund.

PSG TACTICAL GROWTH FUND

PRIVACY NOTICE

MARCH 31, 2017 (UNAUDITED)

PSG CAPITAL MANAGEMENT TRUST (THE "TRUST")

Rev. January 2012

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does the Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-855-866-9825.

PSG TACTICAL GROWTH FUND

PRIVACY NOTICE (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

Page 2

What we do:
How does the Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • The Trust does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

This Page Was Left Blank Intentionally

INVESTMENT ADVISOR

PSG Investment Advisors, LLC

8161 Maple Lawn Blvd., Suite 400

Maple Lawn, MD 20759

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

CUSTODIAN

Huntington National Bank

7 Easton Oval

Columbus, OH 43219

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

2000 Auburn Drive, Suite 120

Cleveland, OH 44122

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2017

$ 13,750

FY 2016

$ 13,750

(b)

Audit-Related Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2017

$ 2,000

FY 2016

$ 2,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-

approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2017

$ 2,000

FY 2016

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PSG CAPITAL MANAGEMENT TRUST

By:

/s/ Robert H. Carson

Robert H. Carson

Trustee, President and Principal Executive Officer

Date: June 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jonathan V. Giordani

Jonathan V. Giordani

Trustee, Treasurer and Principal Financial Officer

Date: June 6, 2017